Supplement dated September 14, 2017
to the Prospectus of the following Fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2017
The information under the caption “Fees and Expenses of the Fund" in the “Summary of the Fund" section is hereby superseded and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Z
Management fees	1.60%	1.60%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses(a)
Dividend expenses and borrowing costs on securities sold short	0.54%	0.54%
Remainder of other expenses	0.42%	0.42%
Total annual Fund operating expenses	2.81%	2.56%
Less: Fee waivers and/or expense reimbursements(b)	(0.07%)	(0.07%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.74%	2.49%
(a)	Other expenses have been restated to reflect current fees paid by the Fund.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, dividend expenses and borrowing costs on securities sold short, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2018, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 2.20% for Class A and 1.95% for Class Z.
The expense example table under the caption “Fees and Expenses of the Fund – Example”, and the paragraph that immediately precedes it, in the “Summary of the Fund” section is hereby superseded and replaced with the following:
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$277	$864	$1,478	$3,133
Class Z (whether or not shares are redeemed)	$252	$790	$1,354	$2,890
The table that appear under the heading “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements” in the “More Information About the Fund” section of the Prospectus is hereby deleted and replaced with the following:

Multi-Manager Directional Alternative Strategies Fund
Class A	2.20%
Class Z	1.95%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP284_04_001_(09/17)